UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 8, 2021

ARKO Corp.

(Exact Name of registrant as specified in its charter)

Delaware	001-39828	85-2784337
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8565 Magellan Parkway

Suite 400

Richmond, Virginia 23227-1150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARKO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ARKOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On March 8, 2021, ARKO Corp., a Delaware corporation (the “Company”), issued a press release announcing that the Company’s wholly owned subsidiary, GPM Investments, LLC, entered into an agreement to acquire 61 convenience stores with gas stations in Michigan and Ohio, operating under the ExpressStop banner. The aggregate purchase price to be paid to the seller is approximately $102.0 million plus the value of inventory and cash at the acquired locations. Of the aggregate purchase price, approximately $92.0 million will be paid to the seller by two unrelated real estate funds that have agreed with the Company to acquire directly from the seller the real estate related to most of the acquired convenience store locations. These real estate funds have agreed to lease such locations to the Company under customary leases, including the grant of an option to the Company to purchase the real estate with respect to 26 locations following an initial four-year period. Consummation of the foregoing transactions is subject to customary closing conditions. A copy of such release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Arko Corp. on March 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKO CORP.
By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chairman, President and Chief Executive Officer

Date: March 8, 2021